Exhibit 99.4

FOURTH AMENDMENT TO PURCHASE AND SALE AGREEMENT

THIS FOURTH AMENDMENT TO PURCHASE AND SALE AGREEMENT (“Fourth Amendment”) is made effective as of February 5 2016, by and between A-C DEVELOPMENT CLUB, LLC, a South Carolina limited liability company, A-C FINANCING, LLC, a South Carolina limited liability company, LITCHFIELD SHOPS FINANCING, LLC, a South Carolina limited liability company, LADSON CROSSING FINANCING, LLC, a South Carolina limited liability company, DEVINE CENTER FINANCING, LLC, a South Carolina limited liability company, and SHOPPES AT MYRTLE PARK, LLC, a South Carolina limited liability company, (collectively referred to herein as “Seller”) and WHLR-ACD ACQUISITION COMPANY, LLC, a Delaware limited liability company (“Purchaser”).

RECITALS:

WHEREAS, Seller and Purchaser previously entered into that certain Purchase and Sale Agreement, dated November 30, 2015, as amended by that certain First Amendment to Purchase and Sale Agreement dated December 7, 2015, as amended by that certain Second Amendment to Purchase and Sale Agreement dated December 29, 2015, and as amended by that certain Third Amendment to Purchase and Sale Agreement dated January 8, 2016 (as amended, the “Contract”) for the sale of the Property as defined in the Contract, located in South Carolina and Georgia;

WHEREAS, Purchaser and Seller desire to amend the Contract as set forth herein;

NOW, THEREFORE, in consideration of the mutual promises and other good and valuable consideration, the receipt of which is hereby acknowledged, Purchaser and Seller hereby undertake and agree as follows:

1. Defined Terms. Terms defined in the Contract shall have the same meanings in this Fourth Amendment unless specifically codified herein.

2. Additional Conditions. The following is added to the Contract as Section 8 (a) (K), Section 8 (a) (L), Section 8 (a) (M), Section 8 (a) (N), and Section 8 (a) (O):

“(K)Seller will deliver to Purchaser, prior to Closing, duly executed originals of assignment and assumption of leases from Piggly Wiggly Carolina Company, Inc. or Piggly Wiggly Holdings LLC (collectively, “PW Tenants”) to Purchaser, in the form attached hereto as Exhibit “J”, for any lease made and entered into by and between PW Tenants and Seller, and any sublease made and entered into by PW Tenants, as sublessor, with Bi-Lo, Piggly Wiggly Georgetown, Inc., Gillis Enterprises, LLC, DGM’s Devine Street Foods, LLC, L & R Sherman, LLC and Lowcountry Grocers, LLC, as sublessees at the following individual shopping centers: Darien Centre, Lake Greenwood Crossing, Lake Murray Shopping Center, Shoppes at Myrtle Park, Georgetown Shopping Center, South Lake Pointe, Devine Street Center, Ridgeland Center and Moncks Corner. Seller shall also deliver to Purchaser, prior to Closing, duly executed originals of amendments to any lease made and entered into by and between PW Tenants and Seller, in form reasonably satisfactory to Purchaser, whereby the PW Tenants and Seller agree that such leases do not merge with any applicable sublease upon execution of certain assignments of leases to Purchaser by Seller.

(L)

(i) Seller will deliver to Purchaser, prior to Closing, a duly executed original of an estoppel certificate (“Litchfield REA Estoppel”) from Litchfield Holdings, LLC or its successors or assigns which is subject to the Declaration of Special Use Covenants and Restrictions for Architectural Review and Covenants for Operation and Maintenance recorded at Book 820, Page 308 (the “Litchfield Restrictive Agreement”) in the form attached hereto as Exhibit “K”, by which The Litchfield Company or its successor or assigns which is/are subject to the Litchfield Restrictive Agreement shall certify that the Litchfield Restrictive Agreement is in full force and effect, has not been modified or amended in any way, and to the best knowledge of the party giving the estoppel, the Seller is not in default under the Litchfield Restrictive Agreement and all amounts, if any, owing under the Litchfield Restrictive Agreement have been paid in full by Seller.

(ii) Seller will deliver to Purchaser, prior to Closing, a duly executed original in recordable form of an amendment to the Litchfield Restrictive Agreement executed by Litchfield Holdings, LLC, or its successors or assigns, and Seller in the form attached hereto as Exhibit “L” (the “Litchfield REA Amendment”).

(M) Seller will deliver to Purchaser, prior to Closing, a duly executed original signed by all parties of the agreement concerning Moncks Corner attached hereto as Exhibit “M” (the “Moncks Corner Agreement”), along with duly executed originals of all agreements, estoppels, and SNDAs referenced in the Moncks Corner Agreement.

(N) Seller will deliver to Purchaser, prior to Closing, a duly executed original sublease amendment in form reasonably satisfactory to Purchaser by which each of the subtenants at Darien Centre, Lake Greenwood Crossing, Lake Murray Shopping Center, Shoppes at Myrtle Park, Georgetown Shopping Center, South Lake Pointe, Devine Street Center, Ridgeland Center and Moncks Corner agree that each master lease and each sublease shall not merge upon execution of each master lease assignment by and between Seller and Purchaser and each sublease assignment by and between Purchaser and sublandlords therein

(O) Prior to Closing, and immediately before the assignment of such lease pursuant to Section 8 (a) (K) of this Contract, A-C Development Club, LLC and Piggly Wiggly Carolina Company, Inc., and Piggly Wiggly Georgetown, Inc. as landlord, tenant and subtenant, respectively, shall cause the master lease for Georgetown, SC to be amended, in the form attached hereto as Exhibit “N”, in order to correct certain scrivener’s errors in such lease.”

3. Modification of Effect of Failure of Condition. The first full paragraph on page 15 of the Contract is deleted and the following is substituted in its place:

“With respect to the conditions set forth in Subsections (I), (J), (K), (L) & (N) in the event any such conditions are not satisfied by the Closing Date, Purchaser may either (i)

unilaterally modify this Contract to exclude the shopping center(s) to which the unsatisfied condition relates with a corresponding reduction in the Purchase Price based on the allocations set forth on Exhibit “C”, in which case Purchaser shall proceed to Closing on the remaining shopping centers and immediately return to Seller any documents, plans, studies or other materials related to the excluded Property that were provided by Seller to Purchaser, and shall provide Seller with copies of any reports generated by Purchaser with respect to the excluded Property in the exercise of its inspection rights under Section 3, (ii) terminate this Contract, in which case the Deposit together with accrued interest shall be paid to the Purchaser, the Purchaser shall immediately return to Seller any documents, plans, studies or other materials related to the Property that were provided by Seller to Purchaser, and shall provide Seller with copies of any reports generated by Purchaser in the exercise of its inspection rights under Section 3, or (iii) waive in writing the satisfaction of any such conditions, in which event this Contract shall be read as if such conditions no longer existed; provided, however that, if such failure of condition also constitutes or is accompanied by a default by Seller hereunder, Purchaser shall have all rights and remedies as set forth in Section 13 herein.”

4. Modification of Effect of Failure of Condition. The first paragraph immediately preceding the paragraph modified by Section 3 above is deleted and the following is substituted in its place:

“With respect to the conditions set forth in Subsections (A), (B), (C), (D), (E), (G), (H), (M) & (O) in the event any such conditions are not satisfied by the Closing Date, Purchaser may either (i) unilaterally modify this Contract to exclude the shopping center(s) to which the unsatisfied condition relates (e.g., if litigation is filed with respect to the Folly Road Crossing Shopping Center, which litigation renders the representation and warranty in Section 5(E) not true and correct in all material respects as of the Closing Date, causing the non-satisfaction of the condition in Section 8(C), Purchaser may modify this Contract to exclude such shopping center) with a corresponding reduction in the Purchase Price based on the allocations set forth on Exhibit “C”, in which case Purchaser shall proceed to Closing on the remaining shopping centers and immediately return to Seller any documents, plans, studies or other materials related to the excluded Property that were provided by Seller to Purchaser, and shall provide Seller with copies of any reports generated by Purchaser with respect to the excluded Property in the exercise of its inspection rights under Section 3, (ii) waive in writing the satisfaction of any such conditions, in which event this Contract shall be read as if such conditions no longer existed, or (iii) if any such condition that is not satisfied by the Closing Date relates to any of the shopping centers known as Folly Road Crossing Shopping Center, Ladson Crossing Shopping Center, Litchfield Market Village, Shoppes at Myrtle Park, South Lake Pointe Shopping Center or Mullins South Park Shopping Center, then Purchaser may terminate this Contract, in which case the Deposit together with accrued interest shall be paid to the Purchaser, the Purchaser shall immediately return to Seller any documents, plans, studies or other materials related to the Property that were provided by Seller to Purchaser, and shall provide Seller with copies of any reports generated by Purchaser in the exercise of its inspection rights under Section 3; provided, however that, if such failure of condition also constitutes or is accompanied by a default by Seller hereunder, Purchaser shall have all rights and remedies as set forth in Section 13 herein.”

5. REA Estoppel. The following is added to the Contract as Section 23:

“23. REA Estoppels. Except as provided in Section 8 (a) (L) (i) of the Contract, Seller will use commercially reasonably, good faith efforts to deliver to Purchaser, prior to Closing, duly executed originals of estoppel certificates (“REA Estoppel”) as set forth in Seller’s response to Purchaser’s notice of Title Objection in the form attached hereto as Exhibit “O” or covering the matters set forth in Seller’s response to Purchaser’s notice of Title Objections, as elected by Purchaser. Notwithstanding the foregoing, the Purchaser acknowledges and agrees that in no event shall the Seller’s delivery of any REA Estoppel, except the Litchfield REA Estoppel, be a condition to Closing.”

6. Condemnation at Moncks Corner. Seller will deliver to Purchaser, at Closing, a duly executed original assignment of condemnation rights in form reasonably satisfactory to Purchaser by which any and all rights that Seller may have to any condemnation proceeds from the Moncks Corner Condemnation are assigned by Seller to Purchaser.

7. Form of Deed. Section 9 (B) (1) is deleted in its entirety and the following, which language shall control to the extent there is any conflict between such language and Seller’s responses to Purchaser’s Title Objections, is substituted in its place:

“A limited warranty deed, duly executed and acknowledged by Seller and in proper form for recordation, conveying good, marketable fee simple title to the Real Property, free and clear of all liens and encumbrances, other than (i) all matters of record that were recorded in the applicable land records prior to Seller taking title to the Real Property and (ii) all exceptions shown on the Title Commitment and matters noted on the Survey other than the Title Objections which Seller agrees to cure pursuant to Section 4 of the Contract. If requested by Purchaser, the Seller shall execute and deliver a quitclaim deed which shall describe the Real Property by reference to the Survey obtained by Purchaser.”

8. Subtenant Estoppels. Notwithstanding any conflicting provision in Section 8 (a) (I), each subtenant estoppel shall include the following:

“Notwithstanding that pursuant to those certain assignments of leases to be signed by and between (a) Purchaser and Prime Landlord and (b) Purchaser and Sublandlord, each of the “landlord” and “tenant’s” interest in the Prime Lease will be assigned to Purchaser, Subtenant agrees that (a) the Prime Lease and the Sublease shall not merge and (b) the tenancy of Subtenant shall continue to be subject to the Prime Lease and the Sublease.”

9. Subtenant SNDAs. Notwithstanding any conflicting provision in Section 8 (a) (J), each subtenant SNDA shall include the following:

“Notwithstanding that pursuant to that certain “Assignment of Lease” of even date herewith, each of the “landlord” and “tenant’s” interest in the Prime Lease has been assigned to Landlord, Tenant agrees that (a) the Prime Lease and the Lease shall not merge and (b) the tenancy of Tenant shall continue to be subject to the Prime Lease and the Lease.”

10. Exhibits. The Contract is hereby amended by attaching Exhibits J, K, L, M, N and O attached to this Fourth Amendment.

11. Execution by Facsimile/Counterparts. Execution of this instrument may be evidenced by facsimile signature which shall be deemed an original for all purposes. To facilitate execution, this Fourth Amendment may be executed in as many counterparts as may be required; and it shall not be necessary that the signature of, or on behalf of, each party, or that the signatures of the persons required to bind any party, appear on one or more such counterparts. All counterparts shall collectively constitute a single agreement.

12. Contract Remains in Effect. Subject to the specific amendments and agreements set forth in this Fourth Amendment, the Contract shall remain in full force and effect without modification.

[SIGNATURES ON FOLLOWING PAGE]

IN WITNESS WHEREOF, Seller and Purchaser have caused this Fourth Amendment to be signed as of the date first above written.

SELLER:

A-C DEVELOPMENT CLUB, LLC

By: Greenbax Enterprises, Inc., its Managing Member

By:	/s/ David R. Schools
Name:	David R. Schools
Title:	President

A-C FINANCING, LLC

By: A-C Manager, its Manager

By:	/s/ William A. Edenfield, Jr.
Name:	William A. Edenfield, Jr.
Title:	Senior Vice President

LITCHFIELD SHOPS FINANCING, LLC

By: A-C Development Club, LLC, its Member

By: Greenbax Enterprises, Inc., its Managing Member

	By:	/s/ David R. Schools
	Name:	David R. Schools
	Title:	President

LADSON CROSSING FINANCING, LLC

By: A-C Development Club, LLC, its Member

By: Greenbax Enterprises, Inc., its Managing Member

By:	/s/ David R. Schools
Name:	David R. Schools
Title:	President

DEVINE CENTER FINANCING, LLC

By: A-C Development Club, LLC, its Member

By: Greenbax Enterprises, Inc., its Managing Member

By:	/s/ David R. Schools
Name:	David R. Schools
Title:	President

SHOPPES AT MYRTLE PARK, LLC

By: A-C Development Club, LLC, its Member

By: Greenbax Enterprises, Inc., its Managing Member

By:	/s/ David R. Schools
Name:	David R. Schools
Title:	President

PURCHASER:
WHLR-ACD Acquisition Company, LLC,
a Delaware limited liability company

By:	/s/ Jon. S. Wheeler
Jon S. Wheeler
Its Manager